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                                                                EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-XXXXX of Hawthorne Financial Corporation and Subsidiary (the "Company") on Form S-8 of our report dated January 26, 1996, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1995.




DELOITTE & TOUCHE LLP

Los Angeles, California
March 19, 1997